Exhibit 99.1
                              HIBERNIA CORPORATION

To:               Executive Officers and Directors of Hibernia Corporation

From:             Hibernia Corporation

Date:             October 3, 2005

Re:               Notice of Blackout Period

--------------------------------------------------------------------------------

         As you know, in connection with the merger (the "Merger") of Hibernia Corporation ("Hibernia") with Capital One Financial Corporation ("Capital One"), a "blackout period" was imposed on participants in the Retirement Security Plan ("RSP"). Initially, the Merger was scheduled to be completed on September 1, 2005. On account of Hurricane Katrina, the terms of the Merger, including the purchase price to be paid to Hibernia shareholders for their Hibernia common stock, were renegotiated. The Merger is now scheduled to be completed within two business days after the special meeting of Hibernia shareholders on November 14, 2005, provided shareholders approve the Merger and certain other conditions are satisfied. Because completion of the Merger has been delayed, a blackout period will again be imposed on participants in the RSP. UNDER THE SARBANES-OXLEY ACT OF 2002 AND APPLICABLE SEC REGULATIONS, EXECUTIVE OFFICERS AND DIRECTORS OF HIBERNIA ARE GENERALLY PROHIBITED FROM ENGAGING IN TRANSACTIONS INVOLVING HIBERNIA EQUITY SECURITIES (INCLUDING OPTIONS AND OTHER DERIVATIVES BASED ON HIBERNIA STOCK) WHILE RSP PARTICIPANTS ARE SUBJECT TO THIS BLACKOUT PERIOD. On September 30, 2005, Hibernia notified RSP participants of the blackout period. A copy of that notice is attached.

         1. DURATION OF THE BLACKOUT PERIOD. The blackout period will start on October 27, 2005, and is EXPECTED to end on November 28, 2005. We have the right to extend the blackout period if we need additional time to process RSP participant instructions with respect to the election of merger consideration. We may also end the blackout period earlier if we are unable to complete the Merger or if we process the merger consideration elections more quickly than we anticipate. We will notify you if we extend or shorten the blackout period.

         2. PROHIBITED TRANSACTIONS. During the blackout period, you are generally prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring any "equity security" of Hibernia (see section 3 below). Prohibited transactions include, but are not limited to, open market purchases and sales of equity and derivative securities, including stock option exercises and sales of restricted stock. The trading restrictions also apply to members of your immediate family and your household and any individuals or entities that you may be deemed to, directly or indirectly, share beneficial ownership with (such as a trust, family partnership or similar entity).

         Dispositions of Hibernia equity securities in connection with the Merger, including your election of merger consideration and the conversion of Hibernia stock options and restricted stock pursuant to the merger agreement, are exempt from the blackout period trading restrictions. Other exemptions include (but are not limited to) purchases and sales under 10b5-1(c) trading plans (so long as you do not make or modify your election during the blackout period or when you are aware of the dates of the blackout), regular, periodic investment of dividends under Hibernia's dividend reinvestment plan, and bona fide gifts or transfers by will or the laws of descent and distribution.

         3. SECURITIES COVERED BY BLACKOUT. The blackout trading prohibition covers equity and derivative securities you acquired "in connection with service as a director or employment as an executive officer." This includes, among other things, securities you acquired under a compensatory plan or contract (such as under a stock option, or a restricted stock award), as a direct or indirect inducement to employment as an executive officer or upon joining the Board of Directors.

         Securities acquired outside of your service as a director or executive officer (such as shares you acquired when employed before you were an executive officer) are not covered. If you hold both covered shares and non-covered shares, however, any shares that you sell will be presumed to come first from the covered shares, unless you can identify the source of the sold shares and show that you use the same identification for all related purposes (such as tax reporting and disclosure requirements). Given the applicable rules and the short time period involved, we recommend that you avoid any change in your beneficial ownership of Hibernia equity and derivative securities during the blackout period.


         4. PENALTIES. If you (or any related person covered by the blackout period) engage in a transaction that violates these rules, the profits from the transaction will be recoverable in a lawsuit by Hibernia or one of its shareholders. You are also subject to civil and criminal penalties.

--------------------------------------------------------------------------------
THE RULES SUMMARIZED ABOVE ARE COMPLEX, AND THE CRIMINAL AND CIVIL PENALTIES THAT COULD BE IMPOSED UPON EXECUTIVE OFFICERS AND DIRECTORS WHO VIOLATE THEM COULD BE SEVERE. TO AVOID ANY INADVERTENT VIOLATIONS OF THE BLACKOUT PERIOD RESTRICTIONS, YOU ARE REQUIRED TO PRE-CLEAR WITH HIBERNIA ANY TRANSACTIONS IN HIBERNIA SECURITIES DURING THE BLACKOUT PERIOD (OTHER THAN IN CONNECTION WITH THE MERGER). TO OBTAIN PRE-CLEARANCE OR FOR ADDITIONAL INFORMATION ABOUT THE BLACKOUT PERIOD RESTRICTIONS, PLEASE CONTACT:

                              Hibernia Corporation
                                Cathy E. Chessin
                              cchessin@hibernia.com
                                 (713) 435-5524
--------------------------------------------------------------------------------

                              HIBERNIA CORPORATION
                            RETIREMENT SECURITY PLAN

To:               All Participants, Alternate Payees and Beneficiaries

From:             Employee Benefit Plans Committee

Date:             September 30, 2005

Re:               Hibernia Corporation Retirement Security Plan (the "RSP")

         As you know, Hibernia Corporation agreed to merge into Capital One Financial Corporation ("Capital One"). Initially, the merger was scheduled to be completed on September 1, 2005. On account of Hurricane Katrina, the terms of the merger, including the purchase price to be paid to Hibernia shareholders for their Hibernia common stock, were renegotiated. The merger is now scheduled to be completed within two business days following the special meeting of Hibernia shareholders on November 14, 2005, provided our shareholders approve the merger and certain other conditions are satisfied.

         Because the RSP holds shares of Hibernia common stock that must be exchanged for shares of Capital One common stock and/or cash in connection with the merger (the "exchange"), access to your accounts in the RSP must again be suspended for a limited period (called a "blackout period") to permit the exchange to be completed. This notice includes important information about the blackout period. We encourage you to carefully review this notice and consider how the blackout period may affect your retirement planning, as well as your overall financial plans.

         1. BLACKOUT PERIOD. The blackout period will begin as follows:

         o FOR PLAN LOANS AND WITHDRAWALS: On OCTOBER 27, 2005, at 1:00 p.m., central time, which will be the last date and time on which you can apply for a loan using the VRU, the plan's automated telephonic response system, or request a withdrawal from your plan accounts; and

         o FOR INVESTMENT ELECTIONS: On NOVEMBER 4, 2005, at 1:00 p.m., central time, which will be the last date and time on which investment changes can be submitted.

         THE BLACKOUT PERIOD WILL END AND YOUR ACCOUNTS WILL BE AVAILABLE FOR ALL PLAN TRANSACTIONS ON NOVEMBER 28, 2005. We have the right to extend the blackout period if additional time is needed to complete the exchange. We can also end the blackout period earlier if the conditions applicable to the merger are not satisfied or if the exchange is completed more quickly than we anticipate. We will notify you if we extend or shorten the blackout period. You can also determine whether the blackout period has ended or been extended by calling 1-800-554-6513 or by accessing https://www.frps401k.com.

         This notice is provided in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which generally require that we furnish you with notice at least 30 days before the beginning of the blackout period. There are certain permitted exceptions to the 30-day notice requirement. We were unable to comply with the required notice on account of, among other things, administrative complexities arising in connection with the merger (which have been exacerbated by Hurricane Katrina), and we are therefore taking advantage of one of the exceptions permitted under ERISA.

         2. LIMITATIONS DURING THE BLACKOUT PERIOD. During the blackout period, you will be unable to:

     o   Obtain a loan                  o   Obtain a final distribution
     o   Make a withdrawal              o   Make investment changes to your plan
                                            accounts

         If you wish to request a loan, you must do so using the VRU before 1:00 p.m., central time, on OCTOBER 27, 2005. If you intend to receive a withdrawal from your plan accounts, you must complete your withdrawal request before 1:00 p.m., central time, on OCTOBER 27, 2005. To make investment changes with respect to your accounts, you must submit your instructions before NOVEMBER 4, 2005, 1:00 p.m., central time.

         Final distribution requests for the month of October must be submitted by October 11, 2005. You can continue to submit distribution requests after October 11, 2005, but no requests will be processed until after the blackout period ends. After the blackout period ends, your request will be processed and paid in accordance with our regular final distribution rules.

         Finally, any contributions or dividends received during the blackout period will not be allocated to your RSP accounts until the end of the blackout period. Pending the allocation, these amounts will be held by the trustee, uninvested.

         3. INVESTMENT ELECTIONS. During the blackout period, you will be unable to change the directions you have given for the investment of amounts allocated to your accounts. It is important that you carefully review and consider the appropriateness of your current investment elections before the period begins, since you will not be able to change them during the blackout period. In addition, you should be aware that there is a risk to holding a substantial portion of your assets in the securities of a single company, including an investment in Hibernia common stock through the RSP. This is because nondiversified investments are generally more volatile than diversified investments, such as mutual funds that invest in a number of securities. Since you will be unable to change the directions for the investment of your accounts during the blackout period, you should consider whether diversification is appropriate and make any necessary changes before the blackout period begins.

         4. ADDITIONAL INFORMATION ABOUT INVESTMENT IN CAPITAL ONE COMMON STOCK. If your plan accounts are invested in Hibernia common stock, you will be given the opportunity to elect to receive within your plan accounts cash, Capital One common stock or a combination of cash and Capital One common stock in exchange for the shares of Hibernia common stock that you own through the RSP if the merger is completed. You should soon receive information about this election (if you have not received this information by October 21, 2005, please call Mellon Investor Services, LLC at 1-888-867-6202 to obtain a copy of this information). Once the blackout period ends, you will be entitled to direct the investment of any cash received by the RSP and allocated to your accounts after the merger is completed in your discretion to the other investment options available under the RSP.

--------------------------------------------------------------------------------
      If you have any questions about this notice or your rights during the blackout period or otherwise, please contact:
                                 Donna J. Prinz
                              djprinz@hibernia.com
                                 (225) 242-3928
--------------------------------------------------------------------------------